UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------
                                    FORM 8-K
                                    --------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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        Date of report (Date of earliest event reported) - March 8, 2007

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)





        Delaware                       0-24414                   75-1638027

(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)





                                 4441 Sigma Road
                               Dallas, Texas 75244



               (Address of Principal Executive Offices)(Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Effective March 8, 2007, our wholly-owned subsidiary Aleier, Inc. ("Aleier") and MACTEC Engineering and Consulting, Inc. ("MACTEC") entered into a Strategic Alliance Agreement ("Agreement") pursuant to which Aleier and MACTEC agreed, on a case by case basis, to combine their respective capabilities in order to provide a more complete package of consulting, engineering, software, and other services related to facility asset management to clients. Under the terms of the Agreement, the parties will collaborate to respond to selected client requests for proposal and perform services pursuant to subsequently awarded contracts. Our press release dated March 8, 2007 announcing the Agreement is attached hereto as Exhibit 99.


Item 9.01  Exhibits.


             (d)   Exhibits.


                    Exhibit     Description
                    -------     -----------

                    99 Registrant's Press Release, dated March 8, 2007, RF Monolithics, Inc. Announces Major Agreement Between Its Aleier Subsidiary and MACTEC Engineering and Consulting, Inc.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             RF MONOLITHICS, INC.




                                             By:      /s/ Harley E Barnes III
                                                  ------------------------------
                                                      Harley E Barnes III
                                                      Chief Financial Officer




Date: March 8, 2007

                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

99 Registrant's Press Release, dated March 8, 2007, RF Monolithics, Inc. Announces Major Agreement Between Its Aleier Subsidiary and MACTEC Engineering and Consulting, Inc.